EXHIBIT 99.1


                     [GRAPHIC OMITTED: LEHMAN BROTHERS LOGO]

                               DERIVED INFORMATION


                               $300,000,000 NOTES

                    THE MONEY STORE RESIDENTIAL TRUST 1997-I


                              The Money Store, Inc.
                                   as Servicer

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


SECURITIES OFFERED:                                                                                           LEHMAN BROTHERS

TO MATURITY:

----------------------------------------------------------------------------------------------------------------------------------
                                                Approx.    Estimated    Prin. Pmt.  Expected    Stated    Expected
                Approx.      % of               Expected    WAL/MDUR      Window     Final       Final     Ratings
     Notes      Size ($)     Total   Benchmark  Price       (yrs)       (months)    Maturity    Maturity  S&P/Fitch
----------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)  114,676,000   38.2   1 Yr Tsy    100.000%    1.01/0.94      1 - 25   10/15/99   4/15/06    AAA/AAA
Class A-2 (1)   64,708,000   21.6   3 Yr Tsy    100.000%    3.00/2.64     25 - 50   11/15/01   6/15/10    AAA/AAA
Class A-3 (1)   49,602,000   16.5     Curve     100.000%    5.56/4.48     50 - 88    1/15/05   8/15/12    AAA/AAA
Class M-1 (1)   29,710,000    9.9   10 Yr Tsy   100.000%    9.26/6.57     88 - 140   5/15/09   7/15/16     AA/AA
Class M-2 (1)   17,391,000    5.8   10 Yr Tsy   100.000%   14.08/8.39    140 - 227   8/15/16   2/15/29      A/A
Class B(1)      23,913,000    8.0      Curve    100.000%    8.01/5.60     47 - 227   8/15/16   2/15/29    BBB/BBB
----------------------------------------------------------------------------------------------------------------------------------


TO 10% CALL:
----------------------------------------------------------------------------------------------------------------------------------
                                                Approx.    Estimated    Prin. Pmt.  Expected    Stated    Expected
                Approx.      % of               Expected    WAL/MDUR      Window     Final       Final     Ratings
     Notes      Size ($)     Total   Benchmark  Price       (yrs)       (months)    Maturity    Maturity  S&P/Fitch
----------------------------------------------------------------------------------------------------------------------------------
Class M-1 (1)   29,710,000   9.9     10 Yr Tsy  100.000%    9.23/6.56     88 - 134  11/15/08    7/15/16    AA/AA
Class M-2 (1)   17,391,000   5.8     10 Yr Tsy  100.000%   11.12/7.31    134 - 134  11/15/08    2/15/29     A/A
Class B-1       23,913,000   8.0       Curve    100.000%    7.49/5.41     47 - 134  11/15/08    2/15/29    BBB/BBB
----------------------------------------------------------------------------------------------------------------------------------


(1) PREPAYMENTS ARE 1.4% CPR IN MONTH ONE INCREASING BY 1.4% CPR EACH MONTH TO 14% CPR BY MONTH 10, REMAINING AT 14% CPR SUBSEQUENT
    TO MONTH 10 ("14% HEP").


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

SENSITIVITY ANALYSIS                                                                                            LEHMAN BROTHERS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY


----------------------------------------------------------------------------------------------------------------------------------
%HEP                               0.0%           7.0%           11.0%         14.0%          17.0%          21.0%        28.0%
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-1
Avg. Life (yrs)                    3.08           1.46           1.15           1.01           0.91           0.82         0.69
Mod Duration (yrs)                 2.60           1.33           1.07           0.94           0.86           0.77         0.65
Window (begin-end) (mths)         1 - 82         1 - 41          1 - 30        1 - 25          1 - 22         1 - 19      1 - 16
Expected Final Maturity           7/15/04        2/15/01         3/15/00       10/15/99       7/15/99        4/15/99     1/15/99
Yield @ 100.000%                   6.32           6.23           6.18           6.15           6.13           6.09         6.04

CLASS A-2
Avg. Life (yrs)                    9.29           4.73           3.58           3.00           2.57           2.16         1.72
Mod Duration (yrs)                 6.75           3.94           3.09           2.64           2.29           1.95         1.58
Window (begin-end)(mths)         82 - 141        41 - 75        30 - 59       25 - 50        22 - 42        19 - 35      16 - 27
Expected Final Maturity          6/15/09        12/15/03         8/15/02       11/15/01       3/15/01        8/15/00    12/15/99
Yield @ 100.000%                   6.49           6.46           6.45           6.43           6.42           6.40         6.37

CLASS A-3
Avg. Life (yrs)                   13.40           8.43           6.53           5.56           4.81            3.98        2.86
Mod Duration (yrs)                 8.57           6.21           5.10           4.48           3.97            3.37        2.51
Window (begin-end)(mths)         141 - 180      75 - 134       59 - 105       50 - 88         42 - 77        35 - 65     27 - 47
Expected Final Maturity          9/15/12        11/15/08       6/15/06        1/15/05         2/15/04        2/15/03      8/15/01
Yield @ 100.000%                   6.73           6.72           6.71          6.71            6.70            6.69        6.66

CLASS M-1
Avg. Life (yrs)                   16.57          12.88          10.74           9.26           8.01            6.71        4.97
Mod Duration (yrs)                 9.50           8.21           7.29           6.57           5.92            5.17        4.05
Window (begin-end)(mths)         180 - 226      134 - 177      105 - 158      88 - 140        77 - 124       65 - 104     47 - 78
Expected Final Maturity           7/15/16        6/15/12       11/15/10        5/15/09        1/15/08        5/15/06      3/15/04
Yield @ 100.000%                   7.04           7.04           7.04           7.03           7.03            7.02        7.01

CLASS M-2
Avg. Life (yrs)                   21.10          17.23          15.38          14.08          12.08           11.17         8.62
Mod Duration (yrs)                10.26           9.35           8.81           8.39           7.93            7.27         6.09
Window (begin-end)(mths)         226 - 903      177 - 927      158 - 238     140 - 227      124 - 211       104 - 189    78 - 161
Expected Final Maturity           6/15/22        6/15/20        7/15/17        8/15/16        4/15/15        6/15/13      2/15/11
Yield @ 100.000%                   7.53           7.53           7.52           7.52           7.52            7.52         7.51
----------------------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

SENSITIVITY ANALYSIS (CONTINUED)                                                                              LEHMAN BROTHERS


                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


TO MATURITY


----------------------------------------------------------------------------------------------------------------------------------
%HEP                          0.0%           7.0%           11.0%          14.0%          17.0%          21.0%          28.0%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Avg. Life (yrs)               15.53          11.19           9.20           8.01           7.09           6.27          5.66
Mod Duration (yrs)             8.79           7.12           6.20           5.60           5.11           4.67          4.35
Window (begin-end) (mths)    136 - 903      73 - 927       56 - 238       47 - 227       41 - 211       37 - 189      39 - 161
Expected Final Maturity       6/15/22        6/15/20        7/15/17        8/15/16        4/15/15        6/15/13       2/15/11
Yield @ 100.000%               7.53           7.53           7.52           7.52           7.51           7.51          7.50

TO 10% CLEANUP CALL


----------------------------------------------------------------------------------------------------------------------------------
%HEP                          0.0%           7.0%           11.0%          14.0%          17.0%          21.0%          28.0%
----------------------------------------------------------------------------------------------------------------------------------
CLASS M-1
Avg. Life (yrs)               16.55          12.87          10.72           9.23           7.99           6.69           4.96
Mod Duration (yrs)             9.50           8.21           7.28           6.56           5.91           5.16           4.05
Window (begin-end) (mths)   180 - 221      134 - 173      105 - 152       88 - 134       77 - 118       65 - 99        47 - 77
Expected Final Maturity      2/15/16         2/15/12        5/15/10        11/15/08       7/15/07       12/15/05        2/15/04
Yield @ 100.000%               7.04           7.04           7.04           7.03           7.03           7.02           7.01

CLASS M-2
Avg. Life (yrs)               18.38          14.38          12.62          11.12           9.79           8.21           6.38
Mod Duration (yrs)             9.68           8.53           7.91           7.31           6.71           5.93           4.90
Window (begin-end) (mths)   221 - 221      173 - 173       152 - 152      134 - 134      118 - 118       99 - 99        77 - 77
Expected Final Maturity      2/15/16         2/15/12        5/15/10        11/15/08       7/15/07       12/15/05        2/15/04
Yield @ 100.000%               7.53           7.52           7.52           7.52           7.51           7.51           7.50

CLASS B
Avg. Life (yrs)               15.06          10.69           8.72           7.49           6.56           5.70            5.03
Mod Duration (yrs)             8.68           6.98           6.04           5.41           4.90           4.41            4.01
Window (begin-end) (mths)   136 - 221       73 - 173       56 - 152        47 - 134      41 - 118        37 - 99        39 - 77
Expected Final Maturity       2/15/16        2/15/12        5/15/10        11/15/08       7/15/07        12/15/05       2/15/04
Yield @ 100.000%               7.53           7.53           7.52           7.51           7.51           7.50            7.50
----------------------------------------------------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


COLLATERAL SUMMARY                                                                                             LEHMAN BROTHERS

Collateral statistics for the Initial Loans are listed below as of the Cut-Off
Date.



                                                                           Product Type
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Secured HLTV             Unsecured
                                           TOTAL                  HLTV HELs           HI/FHA Loans          HI/FHA Loans
----------------------------------------------------------------------------------------------------------------------------------

Total No. of Loans                        17,090                      3,489                   3,321              10,280

Total Current Balance            $215,665,310.30            $101,623,530.72          $69,281,729.16      $44,760,050.42

Avg. Current Balance                  $12,619.39                 $29,126.84              $20,861.71           $4,354.09

Balloon / Level Pay               0.30% / 99.70%             0.62% / 99.38%         0.00% / 100.00%       0.02% / 99.98%

WA Coupon                                 14.11%                     14.28%                  13.15%              15.22%

WA Original Term                            194                        205                     240                 100

Original Term Ranges
  1 - 60                                   6.16%                      0.09%                   0.49%              28.70%
  61 - 120                                15.97%                      2.11%                   7.56%              60.46%
  121 - 180                               34.95%                     57.31%                  18.69%               9.34%
  181 - 240                               30.32%                     38.31%                  37.66%               0.84%
  241 - 300                               11.79%                      0.46%                  35.60%               0.67%
  301 - 360                                0.81%                      1.72%                     --                  --

WA Remaining Term                           191                        204                     237                  92

WA CLTV                                  112.46%                    115.71%                 107.68%                 --

Junior Mortgage Ratio                     41.06%                     28.44%                  20.96%                 --

Lien Position
  1                                        1.69%                      2.78%                   0.10%                 --
  2                                       94.07%                     97.22%                  89.44%                 --
  3                                        4.24%                        --                  10.46%                  --

Property Type
  Single Family  Detached                 96.08%                     94.17%                  96.90%            99.12%
  PUD/Condo/Townhouse                      2.18%                      3.91%                   1.04%             0.03%

  2 - 4 Family                             0.83%                      1.20%                   0.79%             0.02%
  Other                                    0.91%                      0.71%                   1.27%             0.83%

Occupancy Status
  Primary Home                            99.30%                     99.62%                  99.36%            98.49%
  Second Home                              0.46%                      0.09%                   0.34%             1.49%
  Investment                               0.23%                      0.29%                   0.30%                --
----------------------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).



COLLATERAL SUMMARY (CONTINUED)                                                                                LEHMAN BROTHERS



                                                                           Product Type
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Secured HLTV             Unsecured
                                       TOTAL                 HLTV HELs            HI/FHA Loans          HI/FHA Loans
----------------------------------------------------------------------------------------------------------------------------------

Geographic
Distribution *
                                CA - 20.83%                 CA - 7.55%              CA - 38.79%                CA - 23.17%
                                 FL - 5.26%                 PA - 6.64%               NV - 6.21%                 FL - 9.03%
                                 PA - 5.07%                 WA - 6.52%               NY - 5.14%                 TX - 6.06%
                                                            IL - 5.30%

Product Type
  HLTV HELs                          47.12%                    100.00%                       --                         --
  Secured HLTV HI                    24.56%                         --                   76.44%                         --

  Unsecured HI                       20.46%                         --                        --                     98.60%
  Secured HLTV FHA                    7.57%                         --                    23.56%                         --

  Unsecured FHA                       0.29%                         --                        --                      1.40%

Delinquency
  Current                            99.26%                     99.92%                    98.71%                     98.61%
  30 - 59 days                        0.74%                      0.08%                     1.29%                      1.39%

WA FICO                                 656                        674                      623                        667
----------------------------------------------------------------------------------------------------------------------------------




* Other states account individually for less than 5% of the principal balance.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).